Exhibit 99.1
TaskUs Announces Fiscal First Quarter 2022 Results
NEW BRAUNFELS, Texas, May 9, 2022 — TaskUs, Inc. (Nasdaq: TASK), a leading provider of digital outsourced services focused on serving high growth technology companies, today announced its results for the first quarter ended March 31, 2022.

•First quarter total revenues of $239.7 million, representing 56.8% of year-over-year growth. All growth was entirely organic.
•GAAP net income margin of 4.8%, including non-cash stock-based compensation expense of $19.6 million.
•Adjusted EBITDA margin of 22.6%, non-GAAP adjusted net income margin of 14.6%.
•Full year 2022 outlook for revenues between $980 million and $1,000 million, representing growth of approximately 30.0% at the midpoint, and Adjusted EBITDA margin of approximately 23%.
“In the first quarter, we saw year-over-year organic revenue growth of over 56.8% and our reputation as an employer of choice has allowed us to continue to attract talent to TaskUs. We had approximately 5,700 net new TaskUs teammates join us last quarter, allowing us to meet strong client demand across the globe,” said Co-Founder and CEO, Bryce Maddock. “Our acquisition of heloo in April was another step forward on our growth trajectory and provides us with a solid footprint in Central and Eastern Europe.”
First Quarter 2022 Financial and Frontline Highlights

($ thousands, except per share amounts)	Three months ended March 31,
	2022	2021	% Change
Service revenue	$239,680	$152,871	56.8%
GAAP net income	$11,586	$16,507	(29.8)%
GAAP net income margin	4.8%	10.8%
Adjusted EBITDA	$54,131	$39,541	36.9%
Adjusted EBITDA margin	22.6%	25.9%
Non-GAAP Adjusted Net Income	$34,965	$28,198	24.0%
Non-GAAP Adjusted Net Income margin	14.6%	18.4%
GAAP diluted earnings per share	$0.11	$0.18	(38.9)%
Non-GAAP Adjusted EPS	$0.34	$0.31	9.7%
•Ended the quarter with 45,800 teammates (approximately 80% working from home), an increase of approximately 5,700 from December 31, 2021.
•Progress on geographic expansion in Japan, Malaysia, Europe, India and Philippines
•TaskUs Glassdoor score as of March 31, 2022 was 4.6.
Second Quarter and Full Year 2022 Outlook
For the second quarter and full year 2022, TaskUs expects its financial results to include1:

	2022 Outlook
	Second Quarter	Full Year
Revenue (in millions)	$241.5 to $243.5	$980 to $1,000
Revenue growth (YoY) at midpoint	35%	30%
Adjusted EBITDA Margin	22.5%	23%
1.With respect to the non-GAAP Adjusted EBITDA margin outlook provided above, a reconciliation to the closest GAAP financial measure has not been provided as the quantification of certain items included in the calculation of GAAP net income (loss) cannot be calculated or predicted at this time without unreasonable efforts. For example, the non-GAAP adjustment for stock-based compensation expense requires additional inputs such as number of shares granted and market price that are not currently ascertainable, the non-GAAP adjustment for foreign currency gains or losses depends on the timing and magnitude of changes in foreign currency exchange rates and cannot be accurately forecasted. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on its future GAAP financial results.
Conference Call Information
TaskUs senior management will host a conference call today to discuss the Company’s first quarter 2022 financial results and financial outlook. This call is scheduled to begin at 5:00 pm ET and can be accessed by dialing 877-407-2988 from the United States or Canada or +1 201-389-0923 from other international locations. To listen to a live audio webcast, please visit TaskUs’ Investor Relations website at IR.Taskus.com. A replay of the audio webcast will be available for 90 days on the same website following the call. After the conference call and webcast, the Company plans to make a slide presentation and other materials available on its website.
About TaskUs
TaskUs is a provider of outsourced digital services and next-generation customer experience to innovative and disruptive technology companies, helping its clients represent, protect and grow their brands. Leveraging a cloud-based infrastructure, TaskUs serves clients in the fastest-growing sectors, including social media, e-commerce, gaming, streaming media, food delivery and ridesharing, HiTech, FinTech and HealthTech. As of March 31, 2022, TaskUs had approximately 45,800 employees across twenty-three locations in 12 countries, including the United States, the Philippines and India.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and further include, without limitation, statements reflecting our current views with respect to, among other things, our operations, our financial performance, our industry, the impact of the COVID-19 global pandemic on our business, and other non-historical statements including the statements in the “Second Quarter and Full Year 2022 Outlook” section of this press release. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to: the dependence of our business on key clients; the risk of loss of business or non-payment from significant clients; our failure to cost-effectively acquire new, high-growth clients; the risk that we may provide inadequate service or cause disruptions in our clients’ businesses or fail to comply with the quality standards required by our clients under our agreements; unauthorized or improper disclosure of personal or other sensitive information, or security breaches and incidents; negative publicity or liability or difficulty retaining and recruiting employees; our failure to detect and deter criminal or fraudulent activities or other misconduct by our employees; global economic and political conditions, especially in the social media and meal delivery and transport industries from which we generate most of our revenue; the dependence of our business on our international operations, particularly in the Philippines and India; our failure to comply with applicable privacy and data security laws and regulations; substantial increases in the costs of technology and telecommunications services or our inability to attract and retain the necessary technologists; our inability to adapt our services and solutions to changes in technology and client expectations; fluctuations against the U.S. dollar in the local currencies in the countries in which we operate; our inability to maintain and enhance our brand; competitive pricing pressure; our dependence on senior management and key employees; the ongoing COVID-19 pandemic, including the resulting global economic uncertainty and measures taken in response to the pandemic; the control of affiliates of Blackstone Inc. and our Co-Founders over us; and the dual class structure of our common stock. Additional risks and uncertainties include but are not limited to those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. TaskUs undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.
Non-GAAP Measures
TaskUs supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures, such as Adjusted Net Income, Adjusted Net Income Margin, Adjusted EPS, EBITDA and Adjusted EBITDA and Adjusted EBITDA Margin. Management believes these measures help illustrate underlying trends in TaskUs’ business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing TaskUs’ business and evaluating its performance. Management also believes these measures help investors compare TaskUs’ operating performance with its results in prior periods. TaskUs anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude the impact of certain costs, losses and gains that are required to be included in our profit and loss measures under GAAP. Because TaskUs’ reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within TaskUs’ industry. Consequently, TaskUs’ non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in TaskUs’ consolidated financial statements, which are prepared in accordance with GAAP. Definitions of non-GAAP financial measures and the reconciliations to the most directly comparable measures in accordance with GAAP are provided in subsequent sections of this press release narrative and supplemental schedules.
Investor Contact
Alan Katz, VP, Investor Relations
IR@TaskUs.com
Media Contact
Jonathan Keehner / Tanner Kaufman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

TaskUs, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(in thousands, except per share data)

	Three months ended March 31,
	2022	2021
Service revenue	$239,680	$152,871
Operating expenses:
Cost of services	141,282	88,030
Selling, general, and administrative expense	64,247	31,498
Depreciation	8,901	6,203
Amortization of intangible assets	4,711	4,712
Loss (gain) on disposal of assets	(15)	27
Total operating expenses	219,126	130,470
Operating income	20,554	22,401
Other expense	1,053	754
Financing expenses	1,602	1,581
Income before income taxes	17,899	20,066
Provision for income taxes	6,313	3,559
Net income	$11,586	$16,507
Net income per common share:
Basic	$0.12	$0.18
Diluted	$0.11	$0.18
Weighted-average number of common shares outstanding:
Basic	97,481,412	91,737,020
Diluted	104,122,026	91,737,020

TaskUs, Inc.
Condensed Consolidated Balance Sheets (unaudited)
(in thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash	$77,074	$63,584
Accounts receivable, net of allowance for doubtful accounts of $2,298 and $1,819, as of March 31, 2022 and December 31, 2021, respectively	172,391	162,895
Other receivables	669	597
Prepaid expenses	12,498	10,939
Income tax receivable	160	3,863
Other current assets	5,218	4,428
Total current assets	268,010	246,306
Noncurrent assets:
Property and equipment, net	87,639	80,046
Deferred tax assets	1,442	1,441
Intangibles	216,737	221,448
Goodwill	195,735	195,735
Other noncurrent assets	5,202	5,022
Total noncurrent assets	506,755	503,692
Total assets	$774,765	$749,998
Liabilities and Shareholders’ Equity
Liabilities:
Current liabilities:
Accounts payable and accrued liabilities	$39,774	$40,890
Accrued payroll and employee-related liabilities	34,716	36,670
Current portion of debt	52,447	51,135
Current portion of income tax payable	3,348	2,416
Deferred revenue	4,873	4,095
Deferred rent	481	735
Total current liabilities	135,639	135,941
Noncurrent liabilities:
Income tax payable	2,886	2,886
Long-term debt	183,441	187,240
Deferred rent	3,386	2,749
Accrued payroll and employee-related liabilities	2,078	1,813
Deferred tax liabilities	40,235	40,235
Total noncurrent liabilities	232,026	234,923
Total liabilities	367,665	370,864
Total shareholders’ equity	407,100	379,134
Total liabilities and shareholders’ equity	$774,765	$749,998

TaskUs, Inc.
Condensed Consolidated Statement of Cash Flows (unaudited)
(in thousands)

	Three months ended March 31,
	2022	2021
Cash flows from operating activities:
Net income	$11,586	$16,507
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,901	6,203
Amortization of intangibles	4,711	4,712
Amortization of debt financing fees	139	114
Loss (gain) on disposal of assets	(15)	27
Provision for losses on accounts receivable	479	231
Unrealized foreign exchange losses on forward contracts	759	1,820
Deferred taxes	(19)	—
Stock-based compensation expense	19,605	—
Changes in operating assets and liabilities:
Accounts receivable	(9,979)	(6,106)
Other receivables, prepaid expenses, and other current assets	(2,478)	1,558
Other noncurrent assets	(223)	(297)
Accounts payable and accrued liabilities	(1,071)	471
Accrued payroll and employee-related liabilities	(1,392)	8,755
Income tax payable	4,686	5,037
Deferred revenue	779	666
Deferred rent	422	224
Net cash provided by operating activities	36,890	39,922
Cash flows from investing activities:
Purchase of property and equipment	(17,770)	(10,127)
Net cash used in investing activities	(17,770)	(10,127)
Cash flows from financing activities:
Payments on long-term debt	(2,625)	(1,313)
Payments for taxes related to net share settlement	(1,469)	—
Net cash used in financing activities	(4,094)	(1,313)
Increase in cash and cash equivalents	15,026	28,482
Effect of exchange rate changes on cash	(1,536)	(717)
Cash and cash equivalents at beginning of period	63,584	107,728
Cash and cash equivalents at end of period	$77,074	$135,493

TaskUs, Inc.
Non-GAAP Reconciliations
Adjusted EBITDA (unaudited)
(in thousands, except margin amounts)

	Three months ended March 31,
	2022	2021
Net income	$11,586	$16,507
Provision for income taxes	6,313	3,559
Financing expenses	1,602	1,581
Depreciation	8,901	6,203
Amortization of intangible assets	4,711	4,712
EBITDA	$33,113	$32,562
Transaction costs(1)	192	3,329
Foreign currency losses(2)	1,153	787
Loss (gain) on disposal of assets	(15)	27
COVID-19 related expenses(3)	—	2,394
Natural disaster(4)	—	442
Stock-based compensation expense(5)	19,688	—
Adjusted EBITDA	$54,131	$39,541
Net Income Margin(6)	4.8%	10.8%
Adjusted EBITDA Margin(6)	22.6%	25.9%

(1)	Represents non-recurring professional service fees related to the acquisition of heloo in 2022 and the preparation for public offerings that have been expensed during the period in 2021.
(2)	Realized and unrealized foreign currency losses include the effect of fair market value changes of forward contracts and remeasurement of U.S. dollar-denominated accounts to foreign currency.
(3)
Represents incremental expenses incurred related to the transition to a virtual operating model and incentive and leave pay granted to employees that are directly attributable to the COVID-19 pandemic.

(4)
Represents one-time costs associated with emergency housing, transportation costs and bonuses for our employees in connection with the natural disaster related to the severe winter storm in Texas in February 2021.

(5)	Represents stock-based compensation expense and employer payroll tax associated with equity-classified awards.
(6)	Net Income Margin represents net income divided by service revenue and Adjusted Net Income Margin represents Adjusted Net Income divided by service revenue.

TaskUs, Inc.
Non-GAAP Reconciliations
Adjusted Net Income (unaudited)
(in thousands, except margin amounts)

	Three months ended March 31,
	2022	2021
Net income	$11,586	$16,507
Amortization of intangible assets	4,711	4,712
Transaction costs(1)	192	3,329
Foreign currency losses(2)	1,153	787
Loss (gain) on disposal of assets	(15)	27
COVID-19 related expenses(3)	—	2,394
Natural disaster costs(4)	—	442
Stock-based compensation expense(5)	19,688	—
Tax impacts of adjustments(6)	(2,350)	—
Adjusted Net Income	$34,965	$28,198
Net Income Margin(7)	4.8%	10.8%
Adjusted Net Income Margin(7)	14.6%	18.4%

(1)	Represents non-recurring professional service fees related to the acquisition of heloo in 2022 and the preparation for public offerings that have been expensed during the period in 2021.
(2)	Realized and unrealized foreign currency losses include the effect of fair market value changes of forward contracts and remeasurement of U.S. dollar-denominated accounts to foreign currency.
(3)
Represents incremental expenses incurred related to the transition to a virtual operating model and incentive and leave pay granted to employees that are directly attributable to the COVID-19 pandemic.

(4)
Represents one-time costs associated with emergency housing, transportation costs and bonuses for our employees in connection with the natural disaster related to the severe winter storm in Texas in February 2021.

(5)	Represents stock-based compensation expense and employer payroll tax associated with equity-classified awards.
(6)	Represents tax impacts of adjustments to net income which resulted in a tax benefit during the period, including stock-based compensation expense after the IPO.
(7)	Net Income Margin represents net income divided by service revenue and Adjusted Net Income Margin represents Adjusted Net Income divided by service revenue.

TaskUs, Inc.
Non-GAAP Reconciliations
Adjusted EPS (unaudited)

	Three months ended March 31,
	2022	2021
GAAP diluted EPS	$0.11	$0.18
Per share adjustments to net income(1)	0.23	0.13
Adjusted EPS	$0.34	$0.31

Weighted-average common shares outstanding – diluted	104,122,026	91,737,020

(1)
Reflects the aggregate adjustments made to reconcile net income to Adjusted Net Income, as noted in the above table, divided by the GAAP diluted weighted-average number of shares outstanding for the relevant period.

Definitions of Non-GAAP Metrics
EBITDA and Adjusted EBITDA
EBITDA is a non-GAAP profitability measure that represents net income or loss for the period before the impact of the benefit from or provision for income taxes, financing expenses, depreciation, and amortization of intangible assets. EBITDA eliminates potential differences in performance caused by variations in capital structures (affecting financing expenses), tax positions (such as the availability of net operating losses against which to relieve taxable profits), the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense).
Adjusted EBITDA is a non-GAAP profitability measure that represents EBITDA before certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted EBITDA transaction costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19 related expenses, natural disaster costs and stock-based compensation expense and employer payroll tax associated with equity-classified awards, which include costs that are required to be expensed in accordance with GAAP. Our management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.
Adjusted EBITDA Margin represents Adjusted EBITDA divided by service revenue.
Adjusted Net Income
Adjusted Net Income is a non-GAAP profitability measure that represents net income or loss for the period before the impact of amortization of intangible assets and certain items that are considered to hinder comparison of the performance of our businesses on a period-over-period basis or with other businesses. During the periods presented, we exclude from Adjusted Net Income amortization of intangible assets, transaction costs, the effect of foreign currency gains and losses, losses on disposals of assets, COVID-19 related expenses, natural disaster costs, stock-based compensation expense and employer payroll tax associated with equity-classified awards and the related effect on income taxes of certain pre-tax adjustments, which include costs that are required to be expensed in accordance with GAAP. Our management believes that the inclusion of supplementary adjustments to net income applied in presenting Adjusted Net Income are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.
Adjusted Net Income Margin represents Adjusted Net Income divided by service revenue.
Adjusted EPS
Adjusted EPS is a non-GAAP profitability measure that represents earnings available to shareholders excluding the impact of certain items that are considered to hinder comparison of the performance of our business on a period-over-period basis or with other businesses. Adjusted EPS is calculated as Adjusted Net Income divided by our diluted weighted-average number of shares outstanding, including the impact of any potentially dilutive common stock equivalents that are anti-dilutive to GAAP net income (loss) per share – diluted (“GAAP diluted EPS”) but dilutive to Adjusted EPS. Our management believes that the inclusion of supplementary adjustments to earnings per share applied in presenting Adjusted EPS are appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future.